UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2021

LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	LEE	The Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of Independent Registered Public Accounting Firm.

Over the past few months, the Audit Committee (“Audit Committee”) of the Board of Directors of Lee Enterprises, Incorporated and subsidiaries (“Company”) has taken a number of steps in its consideration of the appointment of the Company’s independent registered accounting firm for its fiscal year ending September 25, 2022. The Audit Committee invited multiple registered accounting firms to participate in the process.

Following an extensive evaluation process, on October 29, 2021, the Audit Committee selected BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending September 25, 2022. KPMG LLP (“KPMG”), the Company’s current independent registered public accounting firm, will continue as the Company’s independent registered public accounting firm until it completes its audit of the Company’s consolidated financial statements for the fiscal year ending September 26, 2021 and the audit of the effectiveness of internal control over financial reporting as of September 26, 2021

KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 29, 2019, and September 27, 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of KPMG for the fiscal ended September 27, 2020 included an explanatory paragraph referring to the Company’s change its method of accounting for leases as of September 30, 2019 due to the adoption of Accounting Standard Update (ASU) No. 2016-02, Leases, and related updates. The report of KPMG on the effectiveness of internal control over financial reporting as of September 27, 2020 contains an explanatory paragraph that states during 2020, the Company completed the acquisitions of the assets of BH Media Group, Inc. and the stock of The Buffalo News, Inc.. Management excluded from its assessment of the effectiveness of the Company's internal control over financial reporting as of September 27, 2020, BH Media Group, Inc. and The Buffalo News, Inc.'s internal control over financial reporting associated with 38.4% of total assets and 32.5% of total revenues included in the consolidated financial statements of the Company as of and for the year ended September 27, 2020.

During the fiscal years ended September 29, 2019, and September 27, 2020, and the subsequent interim period through June 27, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1) (v) of Regulation S-K.

The Company has requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated  November 2, 2021, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended September 29, 2019, and September 27, 2020, and the subsequent interim period through June 27, 2021, neither the Company nor anyone on its behalf has consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from KPMG LLP, addressed to the SEC regarding its agreement to the statements made herein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: November 2, 2021	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer

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